EXHIBIT 99.1

PureCycle Technologies Third Quarter 2025 Corporate Update

Orlando, Fla. – November 6, 2025 – PureCycle Technologies, Inc. (Nasdaq: PCT), a U.S.-based company revolutionizing plastic recycling, announced today a corporate update for the third quarter ending September 30, 2025.

Management Commentary

PureCycle CEO Dustin Olson said, “The third quarter was one of continued growth for the Company. The Ironton Facility produced a record 7.2 million pounds of pellets, which is nearly equal to the amount produced in the first half of 2025.” Olson continued, “We now see momentum with brand owners and converters who are moving beyond trials and beginning to purchase our resin. This has allowed us to build out a comprehensive product portfolio of PureFive™ resin grades that can be used in a wide variety of applications.”

Operations Update

The Company produced a record amount of PureFive™ resin during the third quarter, including a monthly record of 3.3 million pounds in September. PureCycle plans to ramp feedstock processing and Ironton production through the end of the year.

PureCycle expects to complete the installation of the previously announced Ironton compounding operations by the end of the year. This project will enable the production of approximately 100 million annual pounds of single-pellet solutions for customers. In-house compounding should also reduce production costs, simplify supply chain operations and increase the overall volume available from Ironton.

Commercial Update

PureCycle finalized the development of the PureFive™ product portfolio for the commercialization of the Ironton Facility. PureCycle can now provide drop-in solutions for food-grade flexible film, thermoforming, injection molding and textile applications.

PureCycle continues to progress, build and convert the sales pipeline with many of the top converters and brand owners, including Fortune 100 companies. Since developing resin grades that can be used in cups and coffee lids, PureCycle has seen increased interest from global quick service restaurants (QSR). The Company expects to begin shipping PureFive™ resin for a top five global QSR in the fourth quarter of 2025.

Progress continues with The Procter & Gamble Company (P&G) on a variety of applications. This includes the caps for small 10-ounce detergent bottles that have passed all tests for processability and properties. Fourth quarter shipments are planned to P&G’s converter for production of the caps, and they are expected to appear on store shelves in early 2026.

Expansion Update

Since announcing the Thailand project earlier this year, key feedstock Letters of Intent have been signed targeting more than 100 million pounds annually. The project team continues to move the Thailand expansion forward for a mechanical completion in 2027.

The final engineering of the Company’s first Gen-2 purification design is expected to be finished in the first half of 2026. PureCycle still expects its annual capacity to fall between 300 million and 500 million pounds.

Financial Update

During the third quarter of 2025, PureCycle grew recognized revenue to approximately $2.4 million.

In Europe, PureCycle’s application for a €40 million grant from the Innovation Fund has been accepted by the European Union’s Climate, Infrastructure and Environment Executive Agency (CINEA). PureCycle’s process will now advance to the grant agreement negotiation phase. Permitting for the project is on track and construction is expected to begin shortly after permits are approved.

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PureCycle Contact

Christian Bruey

cbruey@purecycle.com

Investor Relations Contact

Eric DeNatale

edenatale@purecycle.com

About PureCycle Technologies

PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented dissolution recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as #5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from #5 plastic waste resulting in our PureFive™ resin that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the continued execution of PureCycle’s business plan, the expected results of tests and trials, the expected timing of commercial sales, and planned future updates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of PureCycle’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and PureCycle’s Quarterly Reports on Form 10-Q for various quarterly periods, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following: PCT's ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s PureFive™ resin in food grade applications (including in the United States, Europe, Asia and other future international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the PureFive™ resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations); expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives, which could be impacted by significant changes to tariffs on foreign imports; the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio, the Ironton Facility, to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner, or at all; PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility; PCT’s ability to minimize or eliminate the many hazards and operational risks at its manufacturing facilities that can result in potential injury to individuals, disrupt its business (including interruptions or disruptions in operations at its facilities), and subject PCT to liability and increased costs; PCT’s ability to complete the necessary funding with respect to, and complete the construction of its new polypropylene recycling facility in Thailand, its first commercial-scale European plant located in Antwerp, Belgium, and the multi-line purification facility to be built in Augusta, Georgia in a timely and cost-effective manner; PCT's ability to execute its growth plan to bring an additional one billion pounds of installed polypropylene recycling capability online before 2030, including its ability to meet related construction, regulatory, and financing requirements; PCT’s ability to procure, sort and process polypropylene plastic waste at its planned plastic waste prep facilities; PCT’s ability to maintain exclusivity under The Procter & Gamble Company license; the implementation, market acceptance and success of PCT’s business model and growth strategy; the success or profitability of PCT’s offtake arrangements; the potential impact of economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts (such as tariffs); changes in the prices and availability of materials (such as steel and other materials needed for the construction of future PreP and purification facilities), including those changes caused by inflation, tariffs and supply chain conditions, such as increased transportation costs, and our ability to obtain such materials in a timely and cost-effective manner; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT’s future capital requirements and sources and uses of cash; developments and projections relating to PCT’s competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover in employees and increases in employee-related costs; changes in the prices and availability of labor (including labor shortages); any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the conflict in the Middle East); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.

PCT undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.